KNOW ALL BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Steve R. Bailey with full power to act singly, his true and lawful attorney-in-fact, with full power of substitution, to: (i) sign any and all instruments, certificates and documents that may be necessary, desirable or appropriate to be executed on behalf of himself as an individual or in his capacity as a general partner of any partnership or limited liability company,

pursuant to Section 13 or 16 of the Securities Exchange Act of 1934, as amended,

and any and all regulations promulgated thereunder, (ii) file the same
(including

any amendments thereto), with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and any stock exchange or similar authority and (iii) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact,

may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-

in-fact on behalf of the undersigned pursuant to this power of attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion, granting unto said attorney-

in-fact full power and authority to do and perform each and every act and thing necessary, desirable or appropriate. Each of the undersigned hereby grant to the attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.



This power of attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to the attorney-in-fact.



IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 12th day of February, 2016.





/s/ Alan Frazier

Alan Frazier



/s/ Nader Naini

Nader Naini



/s/ Patrick Heron

Patrick Heron



/s/ James Topper

James Topper



/s/ Nathan Every

Nathan Every